Equity	12 Months Ended
Mar. 31, 2018
Disclosure Of Equity [Abstract]
Equity

2.13 Equity

Accounting policy

(i) Ordinary Shares

Ordinary shares are classified as equity. Incremental costs directly attributable to the issuance of new ordinary shares, share options and buyback are recognized as a deduction from equity, net of any tax effects.

(ii) Treasury Shares

When any entity within the Group purchases the company's ordinary shares, the consideration paid including any directly attributable incremental cost is presented as a deduction from total equity, until they are cancelled, sold or reissued. When treasury shares are sold or reissued subsequently, the amount received is recognized as an increase in equity, and the resulting surplus or deficit on the transaction is transferred to/ from share premium

Share capital and share premium

The Company has only one class of shares referred to as equity shares having a par value of ₹5/-. During the three months ended June 30, 2015 the Company allotted 1,148,472,332 fully paid-up shares of face value ₹5/- each pursuant to bonus issue approved by the shareholders through postal ballot. For both the bonus issues, bonus share of one equity share for every equity share held, and a stock dividend of one American Depositary Share (ADS) for every ADS held, respectively, has been allotted. Consequently, the ratio of equity shares underlying the ADSs held by an American Depositary Receipt holder remains unchanged. 10,801,956 and 11,289,514 shares were held by controlled trust, as of March 31, 2018 and March 31, 2017, respectively.

The amount received in excess of the par value has been classified as share premium. Additionally, share-based compensation recognized in the consolidated statement of comprehensive income is credited to share premium. Amounts have been utilized for bonus issue from share premium account.

Retained earnings

Retained earnings represent the amount of accumulated earnings of the Group.

Other Reserves

The Special Economic Zone Re-investment reserve has been created out of the profit of the eligible SEZ unit in terms of the provisions of Sec 10AA (1)(ii) of Income Tax Act, 1961. The reserve should be utilized by the Company for acquiring new plant and machinery for the purpose of its business in terms of the provisions of the Sec 10AA (2) of the Income Tax Act, 1961.

Other components of equity

Other components of equity consist of currency translation, re-measurement of net defined benefit liability/asset, fair value changes of equity instruments fair valued through other comprehensive income, changes on fair valuation of investments, net of taxes.

The Group’s objective when managing capital is to safeguard its ability to continue as a going concern and to maintain an optimal capital structure so as to maximize shareholder value. In order to maintain or achieve an optimal capital structure, the Company may adjust the amount of dividend payment, return capital to shareholders, issue new shares or buy back issued shares. As of March 31, 2018, the company had only one class of equity shares and had no debt. Consequent to the above capital structure, there are no externally imposed capital requirements.

Share buyback

In line with the capital allocation policy, the Board, at its meeting on August 19, 2017, approved a proposal for the Company to buyback its fully paid-up equity shares of face value of ₹5/- each from the eligible equity shareholders of the Company for an amount not exceeding ₹13,000 crore ($2 billion). The shareholders approved the said proposal of buyback of Equity Shares through the postal ballot that concluded on October 7, 2017.  The Buyback offer comprised a purchase of 113,043,478 equity Shares aggregating 4.92% of the paid-up equity share capital of the Company at a price of ₹1,150 per equity share. The buyback was offered to all eligible equity shareholders (including those who became equity shareholders as on the Record date by cancelling American Depository Shares and withdrawing underlying equity shares) of the Company as on the Record Date (i.e. November 1, 2017) on a proportionate basis through the “Tender offer” route. The Company concluded the buyback procedures on December 27, 2017 and 113,043,478 equity shares were extinguished. The company has utilized its securities premium and general reserve for the buyback of its shares. In accordance with section 69 of the Indian Companies Act, 2013, the company has created ‘Capital Redemption Reserve’ of $9 million equal to the nominal value of the shares bought back as an appropriation from general reserve.

Bonus issue

The Board in its meeting held on July 13, 2018 has considered, approved and recommended a bonus issue of one equity share for every equity share held and a stock dividend of one American Depositary Share (ADS) for every ADS held, as on a record date to be determined. Consequently, the ratio of equity shares underlying the ADSs held by an American Depositary Receipt holder would remain unchanged. The Board approved and recommended the issue to celebrate 25th year of public listing in India and to further increase the liquidity of its shares. The bonus issue of equity shares and ADSs will be subject to approval by the shareholders, and any other applicable statutory and regulatory approvals. Consequently, the authorized share capital will be increased, subject to the approval of shareholders. Appropriate adjustments as necessary for the issue of bonus shares / stock dividend as mentioned above to Restricted Stock Units (RSUs) /Employee Stock Options(ESOPs) which have been granted to employees of the Company under its 2015 Stock incentive compensation Plan, shall be made.

The bonus shares once allotted shall rank pari passu in all respects and carry the same rights as the existing equity shareholders and the holders of the bonus shares shall be entitled to participate in full, in any dividend and other corporate action, recommended and declared after the new equity shares are allotted.

The rights of equity shareholders are set out below.

2.13.1 Voting

Each holder of equity shares is entitled to one vote per share. The equity shares represented by American Depositary Shares (ADS) carry similar rights to voting and dividends as the other equity shares. Each ADS represents one underlying equity share.

2.13.2 Dividends

Accounting Policy

Final dividends on shares are recorded as a liability on the date of approval by the shareholders and interim dividends are recorded as a liability on the date of declaration by the company's Board of Directors.

The Company declares and pays dividends in Indian rupees. The remittance of dividends outside India is governed by Indian law on foreign exchange and is subject to applicable distribution taxes. Dividend distribution tax paid by subsidiaries may be reduced / available as credit against dividend distribution tax payable by Infosys Limited.

Effective from Financial Year 2018, the Company's policy is to payout up to 70% of the free cash flow of the corresponding Financial Year in such manner (including by way of dividend and / or share buyback) as may be decided by the Board from time to time, subject to applicable laws and requisite approvals, if any. Free cash flow is defined as net cash provided by operating activities less capital expenditure as per the consolidated statement of cash flows prepared under IFRS. Dividend payout includes dividend distribution tax.

The following table provides details of per share dividend recognized during fiscal 2018, 2017 and 2016:

	Fiscal 2018	Fiscal 2017	Fiscal 2016
Dividend per Equity Share (₹)
Interim dividend(3)	13.00	11.00	10.00
Final dividend(4)	14.75	14.25	14.75(2)

Dividend per Equity Share/ADS ($) (1)
Interim dividend(3)	0.20	0.17	0.15
Final dividend(4)	0.23	0.22	0.24(2)
(1)	Converted at the monthly exchange rate in the month of declaration of dividend.
(2)	Adjusted for June 17, 2015 bonus share issue.
(3)	Represents interim dividend for the respective fiscal year
(4)	Represents final dividend for the preceding fiscal year

The Board of Directors recommended a final dividend of ₹20.50/- per equity share (approximately $0.31 per equity share) for the financial year ended March 31, 2018 and a special dividend of ₹10/- per equity share (approximately $0.15 per equity share). Subsequent to the year ended March 31, 2018, based on the approval from the shareholders, the company has paid out $1,164 million comprising of the final dividend and special dividend including dividend distribution tax thereon.

2.13.3 Liquidation

In the event of liquidation of the company, the holders of shares shall be entitled to receive any of the remaining assets of the company, after distribution of all preferential amounts. However, no such preferential amounts exist currently, other than the amounts held by irrevocable controlled trusts. The amount distributed will be in proportion to the number of equity shares held by the shareholders. For irrevocable controlled trusts, the corpus would be settled in favor of the beneficiaries.

2.13.4 Share options

There are no voting, dividend or liquidation rights to the holders of options issued under the company's share option plans.